Execution Copy


                              PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement") is made and entered into as of April 12, 2002 by KINETEK INDUSTRIES, INC., a Delaware corporation, having an office at ArborLake Centre, Suite 550, Suite 550, 1751 Lake Cook Road, Deerfield, Illinois 60015 ("Pledgor"), in favor of U.S. BANK NATIONAL ASSOCIATION, as Trustee under that certain Indenture identified below, a national banking association with an office at 180 East Fifth Street, Saint Paul, Minnesota ("Trustee").

                            W I T N E S S E T H:

         WHEREAS, as of the date hereof Kinetek Industries, Inc. ("Kinetek"), has issued (i) those certain 5% Senior Secured Notes due 2007, in the original principal amount of $15,000,000 and (ii) those certain 10% Senior Secured Notes due 2007, in the original principal amount of $11,000,000 (collectively, the "Notes" and each, a "Note") pursuant to the terms of those two certain Indentures each dated as of even date herewith, by and among the Trustee, and Kinetek as Issuer (the "Issuer") and the Guarantors identified below (the "Indentures");

         WHEREAS, Advanced D.C. Motors, Inc., a New York corporation, Electrical Design and Control Company, a Delaware corporation, The Imperial Electric Corporation, a Delaware corporation, Merkle-Korff Industries, Inc., an Illinois corporation, Motion Control Engineering, Inc., a California corporation and Gear Research, Inc., a Delaware corporation, Kinetek, Inc., a Delaware corporation, Motion Holdings, Inc., a Delaware corporation, Advanced D.C. Holdings, a Delaware corporation, and FIR Group Holdings, Inc., a Delaware corporation (collectively, the "Guarantors") have each guaranteed payment and performance of the Indentures and the Notes pursuant to certain guarantees contained in the Indentures (collectively, the "Guarantees"); and

         WHEREAS, pursuant to a Security Agreement (as amended, modified or supplemented from time to time, the "Security Agreement") dated as of the date hereof, Kinetek has secured its obligations under the Indentures and the Notes, and the other obligations identified in the Security Agreement, and by separate Guarantor Security Agreements, dated as of the date hereof, each of the Guarantors has secured its Guarantee obligations, by liens and security interests granted therein, that in each case are subordinate to the Senior Lender Liens;

         NOW, THEREFORE, in consideration of the premises, Pledgor hereby agrees with Agent as follows:

         1. Incorporation of Indentures and the Security Agreement. The Indentures and the Security Agreement and the Guarantor Security Agreement executed by Pledgor and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Indentures or the Security Agreement.

         2. Pledge. Pledgor hereby pledges to Trustee, for its own benefit and the benefit of the Holders, and grants to Trustee, for its own benefit and benefit of Holders, a security interest in:

              (a) the shares of stock of each entity identified on Schedule I hereto (the "Entities") held by Pledgor (the "Pledged Shares") and the certificates representing the Pledged Shares, and all stock dividends, cash dividends, cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

              (b) all additional shares of stock of each such Entity at any time acquired by Pledgor in any manner, and the certificates representing such additional shares (and any such additional shares shall constitute part of the Pledged Shares under this Agreement), and all stock dividends, cash dividends, cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

              (c) all proceeds of any of the foregoing (the assets described in this Section 1 are collectively referred to as, the "Pledged Collateral").

         Notwithstanding any other provision contained herein, the security interest granted by the Pledgor to the Trustee, and any other rights of the Trustee with respect to the Pledged Collateral described herein, pursuant to this Agreement, to secure the Secured Obligations (as defined herein) shall be (i) subordinate and junior in priority to the Liens granted to the Senior Agent and the Senior Lenders pursuant to the Senior Loan Agreement or any other Senior Security Documents (the "Senior Holder Liens"), and
(ii) subject to the terms and conditions of the Intercreditor Agreement. Any provisions contained herein that purport to give the Trustee the right to exercise its judgment, the right to be satisfied or other similar rights or decision making abilities shall only be operative after such time as all indebtedness under the Senior Loan Agreement has been fully and indefeasibly paid in cash and satisfied and all lending commitments under the Senior Loan Agreement have been terminated. In addition, the Pledgor and the Trustee acknowledge and agree that, to the extent that any provision hereunder imposes an obligation upon the Pledgor that the Pledgor is unable to satisfy due to the satisfaction of its obligations under the Senior Loan Agreement and the Senior Security Documents, such provision shall not become operative until all indebtedness under the Senior Loan Agreement has been fully and indefeasibly paid in cash and satisfied and all lending commitments under the Senior Loan Agreement have been terminated.

         3. Security for Obligations. This Agreement and all of the Pledged Collateral secure the payment and performance of the Obligations (as such term is defined in the Guarantor Security Agreement executed by the Pledgor), together with all costs and expenses, including, without limitation, all court costs and attorneys' and paralegals' fees and expenses paid or incurred by Trustee or any Holder in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against Pledgor or any guarantor of all or any part of the Obligations (all such indebtedness, obligations and liabilities described in this Section 3 being collectively called the "Secured Obligations").



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

         4. Delivery of Pledged Collateral. Subject to the terms of the Intercreditor Agreement and the last paragraph of Section 2 hereof, (a) all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to Trustee, (b) Trustee shall have the right, at any time in its discretion and without notice to Pledgor following the occurrence of an Event of Default, to transfer to or to register in the name of Trustee or any of its nominees any or all of the Pledged Collateral, and (c) Trustee shall have the right to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         5. Representations and Warranties. In order to induce Trustee to enter into the Indentures and the Other Agreements, Pledgor represents and warrants to the Trustee that the following statements are true, correct and complete:

              (a) Schedule I hereto completely and accurately sets forth all of the issued and outstanding stock of each Entity as of the date hereof. All shares of such stock are owned legally and beneficially by Pledgor and have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding warrants, options, subscriptions or other contractual arrangements for the purchase of any other shares of stock or any securities convertible into shares of stock of any such Entity, and there are no preemptive rights with respect to the shares of stock of any such Entity.

              (b) Either the delivery of the Pledged Shares to the Agent in its control for the benefit of the Agent, the Senior Lenders and the Trustee as provided in the Intercreditor Agreement, or the filing of a UCC-1 statement in the jurisdiction of organization of the Pledgor will be effective to create a valid and perfected second priority security interest in the Pledged Collateral, free of any adverse claim other than Senior Liens, securing the payment of the Secured Obligations.

              (c) No consent of any other party other than those under the Senior Loan Agreement (including, without limitation, any creditor of Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Trustee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as has already been obtained or taken and except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

              (d) None of the Pledged Shares constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.



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

              (e) This Agreement is the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally.

              (f) All information heretofore, herein or hereafter supplied to Trustee by or on behalf of Pledgor with respect to the Pledged Collateral is and will be accurate and complete in all material respects.

         6. Further Assurances.

              (a) Pledgor will, from time to time, at Pledgor's expense, and upon Trustee's request, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Trustee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, to enable Trustee to exercise and enforce the rights and remedies of Trustee hereunder with respect to any Pledged Collateral or to carry out the provisions and purposes hereof. Without limiting the generality of the foregoing, Pledgor will: (i) upon Trustee's request, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Trustee may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby under the laws of any applicable jurisdiction; (ii) upon Trustee's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Trustee's security interest in the Pledged Collateral; and (iii) immediately after the purchase or other acquisition thereof, deliver to Trustee or its agent (which shall be Agent pursuant to the Intercreditor Agreement during the term of that Agreement), all Pledged Shares hereunder.

              (b) Unless otherwise required pursuant to the Intercreditor Agreement, Pledgor will, immediately upon the purchase or acquisition of any additional shares of stock of any Entity, deliver to Trustee or its agent (which shall be Agent pursuant to the Intercreditor Agreement during the term of that Agreement), such Pledged Shares as required by Section 4 above, together with a proxy substantially in the form attached hereto as Exhibit A. In addition, upon the purchase or acquisition of any additional shares of stock of an Entity, the Pledgor shall deliver to the Trustee a pledge amendment, duly executed by Pledgor, in substantially the form of Exhibit B hereto (a "Pledge Amendment"), in respect of the additional shares which are to be pledged pursuant to this Agreement. Pledgor hereby authorizes Trustee to attach each Pledge Amendment to this Agreement and agrees that all shares listed on any Pledge Amendment delivered to Trustee or its agent shall for all purposes hereunder be considered Pledged Collateral.

         7. Voting Rights; Dividends; Etc.

              (a) So long as no Event of Default shall have occurred and Trustee shall not have delivered to Pledgor notice of its election to exercise the rights set forth in subsection (b) below:

                        (i) Pledgor shall be entitled to exercise any and
                   all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Other Agreements.


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

                        (ii) Subject to the terms of the Intercreditor
                   Agreement and the last paragraph of Section 2 hereof, Pledgor shall be entitled to receive cash dividend payments, and other cash distributions, as due with respect to the Pledged Collateral, but any and all instruments, chattel paper and other rights, property or proceeds and products (other than cash or checks) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith, delivered to Trustee or its agent to hold as Pledged Collateral, and shall, if received by Pledgor, be received in trust for the benefit of Trustee , be segregated from the other property or funds of Pledgor, and be forthwith delivered to Trustee or its agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                        (iii) Trustee shall promptly upon request execute
                   and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which Pledgor is entitled to exercise pursuant to paragraph (i) above, and to receive the dividends which Pledgor is authorized to receive and retain pursuant to paragraph (ii) above.

              (b) Subject to the terms of the Intercreditor Agreement and the last paragraph of Section 2 hereof, upon the occurrence and during the continuance of an Event of Default:

                        (i) All rights of Pledgor to receive and retain any
                   cash dividends and distributions pursuant to subsection 7(a)(ii), and to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to subsection 7(a)(i), shall cease to be effective upon notice by Trustee or its agent to Pledgor of Trustee's intent to exercise its rights hereunder, and upon delivery of such notice shall become vested in Trustee who shall thereupon have the sole right to exercise such voting and other consensual rights and the sole right to receive and hold as Pledged Collateral such dividends (and, to the extent permissible, apply them to payment of the Secured Obligations). In order to effect such transfer of rights, Trustee shall have the right, upon such notice, to date and present to ADC an irrevocable proxy executed by Pledgor substantially in the form attached hereto as Exhibit A (a "Proxy"), and

                        (ii) All dividends which are received by Pledgor
                   contrary to the provisions of this subsection 7(b) shall be received in trust for the benefit of Trustee (for its own benefit and the benefit of Holders), shall be segregated from other funds of Pledgor and shall be forthwith paid over to Trustee or its agent as Pledged Collateral in the same form as so received (with any necessary endorsement).



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

         8. Transfers and Other Liens; Additional Shares.

              (a) Pledgor agrees that Pledgor will not, other than pursuant to the Senior Loan Agreement (i) encumber, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) enter into any other contractual obligations which could reasonably be expected to restrict or inhibit the right or ability of Trustee to sell or otherwise dispose of the Pledged Collateral or any part thereof after the occurrence of an Event of Default.

              (b) Pledgor agrees that it will (i) not cause any Entity to issue any stock or other securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of stock or securities convertible into stock) in addition to or in substitution for the Pledged Shares, and (ii) except as otherwise required in the Intercreditor Agreement, deliver to the Trustee or its agent, immediately upon its acquisition (directly or indirectly) thereof, any and all writings evidencing any additional Pledged Collateral. Pledgor hereby authorizes Trustee to modify this Agreement by unilaterally amending Schedule I to include such shares of stock or other securities.

         9. Trustee Appointed Attorney-in-Fact. Subject to the provisions of the Intercreditor Agreement and the last paragraph of Section 2 hereof, Pledgor hereby irrevocably appoints Trustee as Pledgor's attorney-in-fact effective upon the occurrence and during the continuance of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor, Trustee or otherwise, from time to time in the discretion of Trustee to take any action (including completion and presentation of any proxy) and to execute any instrument that Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to (i) receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof; (ii) exercise the voting and other consensual rights pertaining to the Pledged Collateral; and (iii) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though Trustee was the absolute owner thereof for all purposes, and to do, at the option of Trustee and at Pledgor's expense, at any time or from time to time, all acts and things that Trustee deems necessary to protect, preserve or realize upon the Pledged Collateral. Pledgor hereby ratifies and approves all acts of Trustee made or taken pursuant to this Section 9. Except as specifically set forth in Section 11 hereof or in the event of the gross negligence or willful misconduct of Trustee, neither Trustee nor any person designated by Trustee shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power of attorney, being coupled with an interest, shall be irrevocable until all Secured Obligations shall have been paid in full and the Indentures and the Guarantor Security Agreement executed by Pledgor shall have been terminated.

         10. Trustee May Perform. Subject to the terms of the Intercreditor Agreement and the last paragraph of Section 2 hereof, if Pledgor fails to perform any agreement contained herein, Trustee may itself perform, or cause performance of, such agreement, and the expenses of Trustee incurred in connection therewith shall be payable by Pledgor under Section 15 hereof, and be a part of the Secured Obligations.



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

         11. Limitation on Duty of Trustee with Respect to the Pledged Collateral. The powers conferred on Trustee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, Trustee shall have no duty with respect to any Pledged Collateral. Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment that is substantially equivalent to that which Trustee accords its own property, it being expressly agreed that Trustee shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Trustee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, but Trustee may do so and all expenses incurred in connection therewith shall be payable by and for the sole account of Pledgor.

         12. Remedies upon Event of Default. Subject to the provisions of the Intercreditor Agreement and the last paragraph of Section 2 hereof, if any Event of Default shall have occurred and be continuing:

              (a) Trustee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party under the Uniform Commercial Code (the "UCC") in the State of New York, whether or not the UCC applies to the affected Pledged Collateral, and Trustee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of Trustee or elsewhere, for cash, on credit, or for future delivery, at such price or prices and upon such other terms as Trustee deems commercially reasonable. Pledgor acknowledges and agrees that such a private sale may result in prices and other terms which may be less favorable to the seller than if such sale were a public sale. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Pledged Collateral, if permitted by law, Trustee, on behalf of Holders, may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Pledged Collateral or any portion thereof. Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Trustee shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuing corporation of such securities to register such securities for public sale under the Securities Act of 1933, as from time to time amended (the "Securities Act"), or under applicable state securities laws, even if the issuing corporation would agree to do so. To the extent permitted by law, Pledgor hereby specifically waives all rights of redemption, stay or appraisal which Pledgor has or may have under any law now existing or hereafter enacted.



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

              (b) Any cash held by Trustee as Pledged Collateral and all cash proceeds received by Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Trustee, be held by Trustee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Trustee pursuant to Section 15) in whole or in part by Trustee against all or any part of the Secured Obligations in accordance with the provisions of Section 14. Any surplus of such cash or cash proceeds held by Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct; provided, that in the event that all of the conditions to the termination of this Agreement pursuant to Section 16 shall not have been fulfilled, such balance shall be held and applied from time to time as provided in this subsection 11(b) until all such conditions shall have been fulfilled.

              (c) Pledgor recognizes that Trustee may be unable to effect a public sale of all or part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Trustee has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act.

         13. Remedies Cumulative. No failure on the part of Trustee to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under the Indentures, the Security Agreement, the Other Agreements or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Trustee of any power, privilege or right under any of the Indentures, the Security Agreement, and the Other Agreements or this Agreement preclude any other or further exercise thereof or the exercise of any other such power, privilege or right. The powers, privileges and rights in this Agreement, the Indentures, the Security Agreement and the Other Agreements are cumulative and are not exclusive of any other remedies provided by law.

         14. Application of Proceeds. Upon the occurrence of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied: first to all fees, costs and expenses incurred by Trustee with respect to the Indentures, the Security Agreement, the Other Agreements or the Pledged Collateral, including, without limitation, those described in Section 16 herein; second, to accrued and unpaid interest on the Secured Obligations (including any interest which but for the provisions of Title 11 of the United States Code entitled "Bankruptcy", would have accrued on such amounts); third, to the principal amounts of the Secured Obligations outstanding; fourth, to any other Secured Obligations; and fifth, any remaining proceeds to Pledgor.



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

         15. Expenses. Pledgor shall promptly pay to Agent all costs and expenses of Trustee (both before and after the execution hereof) in connection with protecting or perfecting the security interest of Trustee security interest in the Pledged Collateral or in connection with any matters contemplated by or arising out of this Agreement, the Indentures, the Security Agreement or any of the Other Agreements.

         16. Termination of Security Interests; Release of Collateral. Upon payment and performance in full of all Secured Obligations and the termination of the Indentures and the Guarantor Security Agreement executed by Pledgor in accordance with their terms, the security interests granted herein shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon such termination of the security interests or release of any Pledged Collateral, Trustee will, at the expense of Pledgor, and subject to Section 21 herein, promptly execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence the termination of the security interests or the release of such Pledged Collateral which has not yet theretofore been sold or otherwise applied or released. Such release shall be without recourse or warranty to Trustee, except as to the absence of any prior assignments by Trustee of its interest in the Pledged Collateral.

         17. Amendments, Waivers and Consents. No amendment, modification or supplement or waiver of any provision of this Agreement nor consent to any departure by the Trustee therefrom, shall in any event be effective unless the same shall be in writing and signed by Trustee and the Guarantor, and approved or consented to by the Majority Holders and then such amendment, modification or supplement or waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, modification, supplement, waiver or consent shall be effective, unless in writing and signed by each Holder, do any of the following: (1) amend any provision of this Agreement that requires the consent of all Holders or consent to or waive any breach thereof, (2) amend the definition of the term "Majority Holders", (3) amend this Section 17 or
(4) release any substantial portion of the Collateral. If a fee is to be paid by Guarantor in connection with any waiver or amendment hereunder, the agreement evidencing such amendment or waiver may provide that only Holders executing such agreement by a specified date may share in such fee (and in such case, such fee shall be divided among the applicable Holders on a pro rata basis without including the interests of any Holders who have not timely executed such agreement).

         18. Notices. Any notice, approval, request, demand, consent or other communication hereunder, including any notice of default or notice of sale, shall be given to Pledgor or Trustee at the applicable address set forth above (or to such other address previously designated by written notice to the serving party) in accordance with the notice provision of the Security Agreement.

         19. Continuing Security Interest; Successors and Assigns. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment and performance in full of all Secured Obligations and termination of the Indentures and the Guarantor Security Agreement executed by Pledgor, (ii) be binding upon Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of Trustee hereunder, to the benefit of Trustee and its successors and assigns. Pledgor may not assign or transfer any of its interests or obligations hereunder without the prior consent of Trustee and the Majority Holders.



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

         20. Waiver.

              (a) In addition to any other waivers herein, Pledgor waives to the greatest extent it may lawfully do so, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Pledgor of its obligations under, or the enforcement by Trustee of, this Agreement. Pledgor hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Secured Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of the Secured Obligations, notice of adverse change in any Issuer's or any other Person's financial condition or any other fact which might materially increase the risk to Pledgor) with respect to any of the Secured Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Agreement.

              (b) If Trustee may, under applicable law, proceed to realize its benefits under any of the Other Agreements giving Trustee a Lien upon any Collateral (as such term is defined in the Guarantor Security Agreement executed by Pledgor), whether owned by any Entity or by any other Person, either by judicial foreclosure or by non judicial sale or enforcement, Trustee may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of the rights and remedies of Trustee under this Agreement.

         21. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Trustee in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Trustee upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Pledgor or any substantial part of its assets; or otherwise, all as though such payments had not been made.

         22. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         23. Interpretation. Time is of the essence of each provision of this Agreement of which time is an element. All terms not defined herein or in the Security Agreement shall have the meanings set forth in the UCC, except where the context otherwise requires. To the extent any term or provision of this Agreement conflicts with the provisions of the Security Agreement and is not dealt with more specifically herein, such Security Agreement shall control with respect to such term or provision.

         24. Survival of Provisions. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the Indentures and the Security Agreement and the execution and delivery of the Notes. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements, representations and warranties of Pledgor set forth herein shall terminate only upon payment of the Secured Obligations and the termination of this Agreement in accordance with its terms.

         25. Statute of Limitations. Pledgor hereby waives the right to plead any statute of limitations as a defense to any indebtedness or obligation hereunder or secured hereby to the full extent permitted by law.

         26. Headings Descriptive. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         27. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

         28. GOVERNING LAW. THIS AGREEMENT IS GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         29. WAIVER OF JURY TRIAL; JURISDICTION. PLEDGOR AND TRUSTEE EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY JURISDICTION.

         IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

                             KINETEK INDUSTRIES, INC.


                             By    /s/ Gordon L. Nelson, Jr.
                                  --------------------------------------
                             Its   Vice President
                                  --------------------------------------


         By acceptance hereof as of this 12th day of April, 2002, Trustee agrees to be bound by the provisions hereof.

                             U.S. BANK NATIONAL ASSOCIATION, as Trustee


                             By   /s/ Richard H. Prokosch
                                 ----------------------------------------
                             Its  Vice President
                                 ----------------------------------------



                                 SCHEDULE I
                            TO PLEDGE AGREEMENT

Kinetek Industries, Inc.


Issuer of Pledge Stock       Type and Class of     Stock Certificate     Par Value     Number of      Percentage
                             Stock                 Numbers                             Shares
=======================================================================================================================
Merkle-Korff Industries,     Common Stock          4                     $0.01 par     100            100%
Inc.                                                                     value
=======================================================================================================================



Issuer of Pledge Stock       Type and Class of     Stock Certificate     Par Value     Number of      Percentage
                             Stock                 Numbers                             Shares
=======================================================================================================================
The Imperial Electric        Common Stock          1                     $1.00 par     100            100%
Company                                                                  value
=======================================================================================================================



Issuer of Pledge Stock       Type and Class of     Stock Certificate     Par Value     Number of      Percentage
                             Stock                 Numbers                             Shares
=======================================================================================================================
FIR Group Holdings, Inc.     Common Stock          1, 2                  $1.00 par     100            100%
                                                                         value
=======================================================================================================================



Issuer of Pledge Stock       Type and Class of     Stock Certificate     Par Value     Number of      Percentage
                             Stock                 Numbers                             Shares
=======================================================================================================================
Electrical Design and        Common Stock          1                     $1.00 par     100            100%
Control Company                                                          value
=======================================================================================================================



Issuer of Pledge Stock       Type and Class of     Stock Certificate     Par Value     Number of      Percentage
                             Stock                 Numbers                             Shares
=======================================================================================================================
Motion Holdings, Inc.        Common Stock          2                     $1.00 par     100            100%
                                                                         value
=======================================================================================================================



Issuer of Pledge Stock       Type and Class of     Stock Certificate     Par Value     Number of      Percentage
                             Stock                 Numbers                             Shares
=======================================================================================================================
Advanced D.C. Holdings, Inc. Common Stock          2                     $1.00 par     100            100%
                                                                         value
=======================================================================================================================

                                 EXHIBIT A

                             Irrevocable Proxy

         The undersigned hereby appoints U.S. BANK NATIONAL ASSOCIATION, as Trustee ("Trustee") as proxy with full power of substitution, and hereby authorizes Trustee to represent and vote all of the shares of the capital stock of Merkle-Korff Industries, Inc., held of record by the undersigned on the date of exercise hereof or at any meeting or at any other time chosen by Trustee in its sole discretion, but only at the times provided in that certain Pledge Agreement dated as of April 12, 2002, executed by the undersigned in favor of Trustee.

Dated:  April ___, 2002.

                                  KINETEK INDUSTRIES, INC.


                                  By
                                     --------------------------------------
                                  Its
                                      -------------------------------------

                             Irrevocable Proxy

         The undersigned hereby appoints U.S. BANK NATIONAL ASSOCIATION, as Trustee ("Trustee") as proxy with full power of substitution, and hereby authorizes Trustee to represent and vote all of the shares of the capital stock of The Imperial Electric Company, held of record by the undersigned on the date of exercise hereof or at any meeting or at any other time chosen by Trustee in its sole discretion, but only at the times provided in that certain Pledge Agreement dated as of April 12, 2002 executed by the undersigned in favor of Trustee.

Dated:  April ___, 2002

                                  KINETEK INDUSTRIES, INC.


                                  By
                                     --------------------------------------
                                  Its
                                      -------------------------------------

                             Irrevocable Proxy

         The undersigned hereby appoints U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee ("Trustee") as proxy with full power of substitution, and hereby authorizes Trustee to represent and vote all of the shares of the capital stock of Electrical Design and Control Company, held of record by the undersigned on the date of exercise hereof or at any meeting or at any other time chosen by Trustee in its sole discretion, but only at the times provided in that certain Pledge Agreement dated as of April ___, 2002, executed by the undersigned in favor of Trustee.

Dated:  April ___, 2002

                                  KINETEK INDUSTRIES, INC.


                                  By
                                     --------------------------------------
                                  Its
                                      -------------------------------------

                             Irrevocable Proxy

         The undersigned hereby appoints U.S. BANK NATIONAL ASSOCIATION, as Trustee ("Trustee") as proxy with full power of substitution, and hereby authorizes Trustee to represent and vote all of the shares of the capital stock of Motion Holdings, Inc., held of record by the undersigned on the date of exercise hereof or at any meeting or at any other time chosen by Trustee in its sole discretion, but only at the times provided in that certain Pledge Agreement dated as of April __, 2002, executed by the undersigned in favor of Trustee.

Dated:  April __, 2002

                                  KINETEK INDUSTRIES, INC.


                                  By
                                     --------------------------------------
                                  Its
                                      -------------------------------------

                             Irrevocable Proxy

         The undersigned hereby appoints U.S. BANK NATIONAL ASSOCIATION, as Trustee ("Trustee") as proxy with full power of substitution, and hereby authorizes Trustee to represent and vote all of the shares of the capital stock of Advanced D.C. Holdings, Inc., held of record by the undersigned on the date of exercise hereof or at any meeting or at any other time chosen by Trustee in its sole discretion, but only at the times provided in that certain Pledge Agreement dated as of April ___, 2002, executed by the undersigned in favor of Trustee.

Dated:  April __, 2002

                                  KINETEK INDUSTRIES, INC.


                                  By
                                     --------------------------------------
                                  Its
                                      -------------------------------------

                             Irrevocable Proxy

         The undersigned hereby appoints U.S. BANK NATIONAL ASSOCIATION, as Trustee ("Trustee") as proxy with full power of substitution, and hereby authorizes Trustee to represent and vote all of the shares of the capital stock of FIR Group Holdings, Inc., held of record by the undersigned on the date of exercise hereof or at any meeting or at any other time chosen by Trustee in its sole discretion, but only at the times provided in that certain Pledge Agreement dated as of April ___, 2002 executed by the undersigned in favor of Trustee.

Dated:  April __, 2002

                                  KINETEK INDUSTRIES, INC.


                                  By
                                     --------------------------------------
                                  Its
                                      -------------------------------------

                                 EXHIBIT B

                              Pledge Amendment

         This Pledge Amendment, dated _______________ is delivered pursuant to Section 5(c) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of April ___, 2002, between the undersigned and U.S. Bank National Association, as Trustee (the "Pledge Agreement"; capitalized terms defined therein being used herein as therein defined) and that the shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Collateral and shall secure all Secured Obligations.

Dated:  April ___, 2002

                                  KINETEK INDUSTRIES, INC.


                                  By
                                     --------------------------------------
                                  Its
                                      -------------------------------------



=====================================================================================================
Stock Issuer      Class of Stock      Stock Certificate No(s).     Par Value       Number of Shares
=====================================================================================================

=====================================================================================================

=====================================================================================================

=====================================================================================================

=====================================================================================================

                    ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, _________________________, a _________________
corporation, hereby sells, assigns and transfers unto U.S. Bank National Association, as Trustee __________ (_____) Shares of the common stock of _________________________, a __________ corporation (the "Corporation"), standing in its name on the books of the Corporation represented by Certificate(s) No. __________ herewith and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

                                  KINETEK INDUSTRIES, INC.


                                  By
                                     --------------------------------------
                                  Its
                                      -------------------------------------